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                                                                   Exhibit (23)A

                      CONSENT OF KPMG PEAT MARWICK LLP





The Board of Directors
First of America Bank Corporation:



         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                                      /s/ KPMG Peat Marwick LLP
                                                      -------------------------
                                                      KPMG PEAT MARWICK LLP



Chicago, Illinois
August 31, 1994